CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Exhibit 10.3

First Amended and Restated

Semiconductor Custom Manufacturing Attachment No. 2

Custom Sales Agreement No. 000569

When signed by the parties where provided below, this Attachment shall be incorporated into Custom Sales Agreement No. 000569 as First Amended and Restated Semiconductor Custom Manufacturing Attachment No. 2 (“Attachment”) and shall be effective as of the date identified below by the second party to sign this Attachment (the “Effective Date”); however, if Customer fails to identify a date of signing, then the Effective Date shall be the date of signing identified by IBM. This First Amended and Restated Semiconductor Custom Manufacturing Attachment No. 2 shall replace Semiconductor Custom Manufacturing Attachment No. 1 in its entirety as of the Effective Date.

Attachments are governed by the terms and conditions of the Base Agreement.

Statement of Work

Unique Terms and Conditions

The following terms and conditions are applicable to this Attachment only. Referring to the Base Agreement:

(a) Modify the following terms and conditions:

Delete Section 4.1 in its entirety and replace it with the following:

4.1 [***]. Products will be: (1) integrated or incorporated into systems sold by Customer unless otherwise specified by IBM in writing; or (2) distributed in incidental additional quantities for use as service or upgrade parts in systems Customer has sold.

Delete Section 5.3 in its entirety.

Delete Section 8.1 in its entirety and replace it with the following:

8.1 IBM warrants that each unit of Product will be free from defects in material and workmanship for [***] after delivery. For purposes of this provision only, delivery to Customer of each unit of Product is deemed to occur five (5) calendar days after shipment from IBM. This warranty does not include repair of damage resulting from failure to provide a suitable installation environment, any use for other than the intended purpose, accident, disaster, neglect, misuse, transportation, alterations, or non-IBM repairs or activities. Customer acknowledges that the functionality of Products is contingent on Customer’s designs and, therefore, such warranty does not apply to the functionality of Products fabricated under this Agreement. IBM warrants Services will be performed using reasonable care and skill.

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 1 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Delete Section 8.4 in its entirety and replace with the following:

8.4 If IBM determines such Products do not meet the warranty, IBM will, at its option, repair or replace the Products or issue a credit in accordance with the purchase price. Every returned Product that IBM replaces, or for which IBM issues a credit, will become IBM’s property and will be destroyed. This warranty is void if Product labels or markings have been removed or altered.

Delete Section 13.2 in its entirety and replace it with the following:

13.2 If IBM terminates this Agreement or an Attachment pursuant to Section 13.1, IBM shall be entitled to treat any or all applicable outstanding purchase orders as if cancelled by Customer and Customer shall pay (i) the quoted price applicable for any affected Products and/or Services delivered or ready for shipment, and (ii) the cancellation charges set forth in the applicable Attachment or Attachments. Monies owing IBM shall become immediately due and payable.

1.0 Scope of Work

1.1 IBM will manufacture photomasks and Products in accordance with Part A of this Attachment.

1.2 Customer will provide IBM with the Customer’s Items and cooperate with IBM to enable IBM to perform foundry services in accordance with this Agreement.

2.0 Term

The term of this Attachment expires on January 31, 2013.

3.0 Change Control

3.1 Customer may, at any time and from time to time, by written notice to IBM, request changes to the part numbers, specifications, or work scope. IBM will submit a written report to Customer setting forth the probable effect, if any, of such requested change on prices, payment or delivery. IBM shall not proceed with any change until authorized in writing by Customer. The parties shall promptly amend this Attachment to incorporate any agreed changes.

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 2 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

3.2 IBM may implement engineering changes required to satisfy governmental standards, protect Product or system integrity, or for environmental, health or safety reasons (“Mandatory Engineering Changes”). If requested by IBM, Customer will use reasonable efforts to incorporate such changes in Products already shipped by IBM. Except for Mandatory Engineering Changes, IBM shall give Customer prior notice of engineering changes affecting form, fit or function of a Product, provided that Customer has and maintains access to the tool used by IBM to notify customers of engineering changes electronically and provided that Customer has purchased such Product within the two-year period preceding the engineering change.

4.0 Forecasts and Orders

4.1 Customer shall provide IBM’s customer account representative with a Product demand forecast, which shall cover a minimum of twelve (12) months broken out by Product and month. By the fifth (5th) day of every month during the term of this Attachment, Customer will provide IBM’s customer account representative with an updated Product demand forecast covering a rolling twelve (12) month period (not to extend beyond the term of this Attachment), which will be reviewed for approval by IBM within ten (10) days of receipt by IBM. Forecasts shall constitute good faith estimates of Customer’s anticipated requirements for Products but shall not contractually obligate IBM to supply, nor contractually obligate Customer to purchase, the quantities of Product set forth in such forecasts.

4.2 Customer will request delivery of Products by issuing written purchase orders to IBM. IBM will notify Customer of its acceptance or rejection of a purchase order within seven (7) days of receipt of the purchase order. Notwithstanding the foregoing, IBM’s failure to respond within such seven (7) day period will not constitute a breach of the Agreement. At a minimum, purchase orders submitted by Customer must comply with the terms and conditions of the Agreement and this Attachment, be consistent with the most recently accepted forecast and fall within the most recent Customer credit limit as granted by IBM.

Customer will request delivery of Products by issuing written purchase orders to IBM. Purchase orders will specify only the following information:

a) Customer’s purchase order number;

b) Customer’s tax status - exempt or non-exempt;

c) ship to location - complete address;

d) bill to location - complete address;

e) order from location - complete address;

f) shipping instructions, including preferred carrier and carrier account number;

g) the agreement number of this Agreement;

h) name of Customer contact;

i) Product part numbers, the quantity of wafers being ordered,

(in increments of the Minimum Order Quantity (“MOQ”));

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 3 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

j) the Product’s applicable unit price; and

k) requested shipment dates.

5.0 Cancellation Charges and Rescheduling

In accordance with Section 5.0 of the Base Agreement, the following sets forth Customer’s rescheduling rights and the cancellation charges that will apply to any changed or cancelled Customer order or portion thereof. The “cancellation charge” referred to below is the percentage to be applied to the applicable prices stated in Section 4.0 of Part A of this Attachment.

5.1 Rescheduling

a) Customer may reschedule a Shipment Date [***].

b) If Customer cancels an order or reduces an order or exceeds the foregoing Product shipment rescheduling rights in this Section, Customer agrees to pay the Product cancellation charges as described below.

5.2 Canceled or Changed Purchase Orders

The following charges will apply for any cancelled Customer order for Product or any portion thereof.

Notice of purchase order cancellation or change received by IBM:	Wafer Cancellation Charge* (percentage to be applied to the prices set forth in the applicable accepted purchase order for the changed portion or cancelled order).
Anytime after start of metallization	[***]
Anytime after wafer start and before metallization	[***]
After purchase order acknowledgment and prior to wafer start	[***]

*	Customer shall have no liability for purchase orders cancelled outside of the Purchase Order Lead Time, regardless of whether IBM has started the manufacture of wafers.

6.0 IBM Ordering Location:

Ordering Location:	Ship To:	Bill To:
IBM Microelectronics 1000 River Street Essex Junction, VT 05452	Microtune, Inc. 2201 10th Street Plano, Texas 75074	Microtune, Inc. 2201 10th Street Plano, Texas 75074

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 4 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

7.0 Coordinators

Technical Coordinators:

Customer:	Eddie Basso	IBM:	Terry Lovelette
Phone:	972-673-1727	Phone:	802-769-2266
Fax:	972-673-1602	Fax:	802-769-6403
Email:	Eddie.Basso@microtune.com	Email:	tlovelet@us.ibm.com

Contract Coordinators:

Customer:	Eddie Basso	IBM:	WW Contracts & Business Practices
Address:	2201 10th Street		IBM Microelectronics
	Plano, TX 75074		1000 River Street, 967Q
Phone:	972-673-1727		Essex Jct., VT 05452
Fax:	972-673-1602	Fax:	802-769-3988
Email:	Eddie.Basso@microtune.com

8.0 Notices

Pursuant to Section 15 of the Base Agreement, any notices hereunder shall be given to the Contract Coordinators stated above.

Accepted and Agreed To:

Microtune, Inc.		International Business Machines Corporation

By:	/s/ Robert S. Kirk	By:	/s/ John G. Beiswenger
	Authorized Signature		Authorized Signature
		Name:	John G. Beiswenger

Name:	Robert S. Kirk
	Please print or type name	Title:	Exec. Mgr., WW Contracts & Business Practices, IBM Microelectronics Division

Title:	Vice President of Worldwide Sales
	Please print or type title	Date:	February 12, 2010
Write Month out in full

Date:	February 11, 2010
Write Month out in full

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 5 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

First Amended and Restated

Semiconductor Custom Manufacturing Attachment No. 2

Part A

1.0 PRODUCT NAME AND DESCRIPTION:

[***]

2.0 CUSTOMER’S ITEMS:

[***]

3.0 SCHEDULE:

[***]

4.0 PRICING:

[***]

5.0 NRE (Non-Recurring Engineering Charges):

[***]

6.0 MINIMUM ORDER AND SHIPMENT QUANTITIES

[***]

Custom Sales Agreement No. 000569 Microtune, Inc. First Amended & Restated Attachment No. 2	Page 6 of 6

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.